UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 15, 2006

ARTISTdirect, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30063	95-4760230
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1601 Cloverfield Boulevard, Suite 400 South
Santa Monica, California		90404-4082
(Address of Principal Executive Offices)		(Zip Code)

(310) 956-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement.

On May 15, 2006, ARTISTdirect, Inc., a Delaware corporation (the “Registrant”), entered into a consulting agreement (the “Consulting Agreement”) with Eric Pulier, a member of the Registrant’s Board of Directors (“Board”), and WNT Consulting Group, a California limited liability company wholly-owned by Mr. Pulier (“WNT”). During the term of the Consulting Agreement, effective January 1, 2006 through December 31, 2006 (the “Term”), Mr. Pulier will provide consulting and advisory services to the Registrant outside of the ordinary course of Board services. The Consulting Agreement prohibits Mr. Pulier from engaging in certain competitive business activities and from soliciting existing employees of the Registrant or its subsidiaries. The covenants not to compete or solicit expire on the earlier of April 1, 2007 and the date of termination of Mr. Pulier’s services with the Registrant. The Consulting Agreement also provides that Mr. Pulier shall waive any and all stock options and other stock-based compensation granted to outside members of the Registrant’s Board during the Term. In consideration, Mr. Pulier is entitled to receive from the Registrant a base fee of $10,000 per month, a signing bonus of $50,000 and may also be eligible to receive cash bonuses on the achievement of certain specified milestones. The signing bonus is payable in equal installments in the third and fourth fiscal quarter of 2006 and all amounts for accrued services rendered since May 15, 2006 shall be paid to Mr. Pulier on or prior to December 31, 2006. The base fee and the signing bonus will be paid by the Registrant in cash, however, up to 50 percent of the base fee and signing bonus may be paid in such other form as mutually agreed to by the Registrant and Mr. Pulier. Any bonus amount earned will be paid in cash or such other form as mutually agreed to by the Registrant and Mr. Pulier. The Consulting Agreement was approved by the Compensation Committee of the Registrant’s Board. A complete copy is attached to this Current Report as Exhibit 10.1.

Item 9.01.              Financial Statements and Exhibits.

 (d)          Exhibits.

A list of exhibits required to be filed as part of this Current Report is set forth under the “Exhibit Index,” which is set forth below and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISTdirect, Inc.
(Registrant)

Date: May 17, 2006	By:	/s/ ROBERT N. WEINGARTEN
	Name:	Robert N. Weingarten
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Title

10.1	Consulting Agreement entered into as of May 15, 2006 by and between ARTISTdirect, Inc., Eric Pulier and WNT Consulting Group.